                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
    Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Insurance Company USA, a Delaware corporation (formerly known as MetLife Insurance Company of Connecticut) (the "Company"), do hereby appoint Michele H. Abate, Paul G. Cellupica, Andrew L. Gangolf, John M. Richards, Trina Sandoval and John B. Towers (each with the power to act without the others), my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to execute the following Registration Statements which are filed in connection with the merger of MetLife Investors USA Insurance Company, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. with and into the Company and any and all amendments, with power to affix the corporate seal and to attest it, and to file such Registration Statements and amendments, with all exhibits and requirements, under the Securities Act of 1933 and the Investment Company Act of 1940:

Variable Annuity Registration Statements for MetLife Investors USA Separate Account A (File No. 811-03365):

     o    Series VA (offered on and after October 7, 2011)                                               333-__________
     o    Series L - 4 Year (offered between October 7, 2011 and April 28, 2013)                         333-__________
     o    Series S and Series S - L Share Option (offered on and after October 7, 2011)                  333-__________
     o    Series VA - 4 (offered on and after October 7, 2011)                                           333-__________
     o    Series O                                                                                       333-__________
     o    Series L - 4 Year (offered on and after April 29, 2013)                                        333-__________
     o    PrimElite IV                                                                                   333-__________
     o    PrimElite III                                                                                  333-__________
     o    MetLife Simple Solutions/SM/                                                                   333-__________
     o    Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)                       333-__________
     o    Marquis Portfolios (offered on and after April 30, 2012)                                       333-__________
     o    Series XC                                                                                      333-__________
     o    Series VA (offered between March 22, 2001 and October 7, 2011)                                 333-__________
     o    Series L and Series L - 4 Year (offered between November 22, 2004 and October 7, 2011)         333-__________
     o    Series C (offered between September 4, 2001 and October 7, 2011)                               333-__________
     o    Series XTRA                                                                                    333-__________
     o    Series S and Series S -L Share Option (offered between April 30, 2007 and October 7, 2011)     333-__________
     o    MetLife Growth and Income                                                                      333-__________
     o    Group Flexible Payment Variable Annuity (Flexible Bonus/                                       333-__________

            Retirement Companion/Smart Choice)
     o    Group Annuity SF 101                                                                           333-__________
     o    Ultimate Annuity FSL 224                                                                       333-__________
     o    Foresight SF 137                                                                               333-__________
     o    Secur Annuity CLICO 224/ SF 1700                                                               333-__________
     o    Group VA SF 234 (Texas)                                                                        333-__________
     o    Sunshine SF 236 FL                                                                             333-__________
     o    Flexible Value SF 230                                                                          333-__________
     o    Investors Choice Annuity/Capital Strategist Annuity/Imprint Annuity/Strive Annuity             333-__________
     o    Protected Equity Portfolio (PEP)                                                               333-__________
     o    Vintage L and Vintage XC                                                                       333-__________
     o    Series XTRA 6                                                                                  333-__________
     o    Series VA-4 (offered between May 1, 2011 and October 7, 2011)                                  333-__________
     o    Series C (offered on and after October 7, 2011)                                                333-__________
     o    Pioneer PRISM                                                                                  333-__________
     o    Pioneer PRISM L                                                                                333-__________
     o    Pioneer PRISM XC                                                                               333-__________
     o    MetLife Investment Portfolio Architect/SM/ - Standard Version and MetLife Investment
            Portfolio Architect/SM/ - C Share Option                                                     333-__________


Variable Life Registration Statement for MetLife Investors USA Variable Life Account A (File No. 811-21851):

     o    Equity Advantage VUL                                                                           333-__________

Variable Annuity Registration Statements for MetLife Investors Variable Annuity Account One (File No. 811-05200):

     o    Class XC                                                                                       333-__________
     o    Class VA, Class AA, Class B                                                                    333-__________
     o    Class L, Class L - 4 Year                                                                      333-__________
     o    Class A                                                                                        333-__________
     o    Cova Variable Annuity/Firstar Summit VA/Premier Advisor VA/Destiny Select VA/Prevail VA        333-__________
     o    Cova VA SPDA                                                                                   333-__________
     o    Cova Series A                                                                                  333-__________
     o    Navigator-Select VA/Russell-Select VA/Custom-Select VA                                         333-__________
     o    Navigator-Select, Custom-Select, Russell-Select (CA)                                           333-__________
     o    Cova VA/Premier Advisor (CA)                                                                   333-__________
     o    Cova Series A (CA)                                                                             333-__________
     o    Class C                                                                                        333-__________
     o    Class VA (CA), Class AA (CA), Class B (CA)                                                     333-__________
     o    Class XC (CA)                                                                                  333-__________
     o    Class L (CA), Class L - 4 Year (CA)                                                            333-__________

     o    Class A (CA)                                                                                   333-__________
     o    Class C (CA)                                                                                   333-__________

Variable Life Registration Statements for MetLife Investors Variable Life Account One (File No. 811-07971):

     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Insurance Policy             333-__________
     o    Custom Select Flexible Premium Variable Life Insurance Policy                                  333-__________
     o    Modified Single Premium Variable Life Insurance Policy                                         333-__________
     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Policy CA                    333-__________
     o    Custom Select Flexible Premium Variable Life Policy CA                                         333-__________
     o    Modified Single Premium Variable Life Policy CA                                                333-__________

The undersigned grants unto said attorneys and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2014.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                              Elizabeth M. Forget
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Senior Vice President of MetLife Insurance Company USA, a Delaware corporation (formerly known as MetLife Insurance Company of Connecticut) (the "Company"), do hereby appoint Michele H. Abate, Paul G. Cellupica, Andrew L. Gangolf, John M. Richards, Trina Sandoval and John B. Towers (each with the power to act without the others), my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to execute the following Registration Statements which are filed in connection with the merger of MetLife Investors USA Insurance Company, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. with and into the Company and any and all amendments, with power to affix the corporate seal and to attest it, and to file such Registration Statements and amendments, with all exhibits and requirements, under the Securities Act of 1933 and the Investment Company Act of 1940:

Variable Annuity Registration Statements for MetLife Investors USA Separate Account A (File No. 811-03365):

     o    Series VA (offered on and after October 7, 2011)                                               333-__________
     o    Series L - 4 Year (offered between October 7, 2011 and April 28, 2013)                         333-__________
     o    Series S and Series S - L Share Option (offered on and after October 7, 2011)                  333-__________
     o    Series VA - 4 (offered on and after October 7, 2011)                                           333-__________
     o    Series O                                                                                       333-__________
     o    Series L - 4 Year (offered on and after April 29, 2013)                                        333-__________
     o    PrimElite IV                                                                                   333-__________
     o    PrimElite III                                                                                  333-__________
     o    MetLife Simple Solutions/SM/                                                                   333-__________
     o    Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)                       333-__________
     o    Marquis Portfolios (offered on and after April 30, 2012)                                       333-__________
     o    Series XC                                                                                      333-__________
     o    Series VA (offered between March 22, 2001 and October 7, 2011)                                 333-__________
     o    Series L and Series L - 4 Year (offered between November 22, 2004 and October 7, 2011)         333-__________
     o    Series C (offered between September 4, 2001 and October 7, 2011)                               333-__________
     o    Series XTRA                                                                                    333-__________
     o    Series S and Series S -L Share Option (offered between April 30, 2007 and October 7, 2011)     333-__________
     o    MetLife Growth and Income                                                                      333-__________
     o    Group Flexible Payment Variable Annuity (Flexible Bonus/                                       333-__________

            Retirement Companion/Smart Choice)
     o    Group Annuity SF 101                                                                           333-__________
     o    Ultimate Annuity FSL 224                                                                       333-__________
     o    Foresight SF 137                                                                               333-__________
     o    Secur Annuity CLICO 224/ SF 1700                                                               333-__________
     o    Group VA SF 234 (Texas)                                                                        333-__________
     o    Sunshine SF 236 FL                                                                             333-__________
     o    Flexible Value SF 230                                                                          333-__________
     o    Investors Choice Annuity/Capital Strategist Annuity/Imprint Annuity/Strive Annuity             333-__________
     o    Protected Equity Portfolio (PEP)                                                               333-__________
     o    Vintage L and Vintage XC                                                                       333-__________
     o    Series XTRA 6                                                                                  333-__________
     o    Series VA-4 (offered between May 1, 2011 and October 7, 2011)                                  333-__________
     o    Series C (offered on and after October 7, 2011)                                                333-__________
     o    Pioneer PRISM                                                                                  333-__________
     o    Pioneer PRISM L                                                                                333-__________
     o    Pioneer PRISM XC                                                                               333-__________
     o    MetLife Investment Portfolio Architect/SM/ - Standard Version and MetLife Investment
            Portfolio Architect/SM/ - C Share Option                                                     333-__________

Variable Life Registration Statements for MetLife Investors USA Variable Life Account A (File No. 811-21851):

     o    Equity Advantage VUL                                                                           333-__________

Variable Annuity Registration Statements for MetLife Investors Variable Annuity Account One (File No. 811-05200):

     o    Class XC                                                                                       333-__________
     o    Class VA, Class AA, Class B                                                                    333-__________
     o    Class L, Class L - 4 Year                                                                      333-__________
     o    Class A                                                                                        333-__________
     o    Cova Variable Annuity/Firstar Summit VA/Premier Advisor VA/Destiny Select VA/Prevail VA        333-__________
     o    Cova VA SPDA                                                                                   333-__________
     o    Cova Series A                                                                                  333-__________
     o    Navigator-Select VA/Russell-Select VA/Custom-Select VA                                         333-__________
     o    Navigator-Select, Custom-Select, Russell-Select (CA)                                           333-__________
     o    Cova VA/Premier Advisor (CA)                                                                   333-__________
     o    Cova Series A (CA)                                                                             333-__________
     o    Class C                                                                                        333-__________
     o    Class VA (CA), Class AA (CA), Class B (CA)                                                     333-__________
     o    Class XC (CA)                                                                                  333-__________
     o    Class L (CA), Class L - 4 Year (CA)                                                            333-__________

     o    Class A (CA)                                                                                   333-__________
     o    Class C (CA)                                                                                   333-__________

Variable Life Registration Statements for MetLife Investors Variable Life Account One (File No. 811-07971):

     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Insurance Policy             333-__________
     o    Custom Select Flexible Premium Variable Life Insurance Policy                                  333-__________
     o    Modified Single Premium Variable Life Insurance Policy                                         333-__________
     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Policy CA                    333-__________
     o    Custom Select Flexible Premium Variable Life Policy CA                                         333-__________
     o    Modified Single Premium Variable Life Policy CA                                                333-__________

The undersigned grants unto said attorneys and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2014.

/s/ Elizabeth M. Forget
--------------------------
Elizabeth M. Forget

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                 Gene L. Lunman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director and Senior Vice President of MetLife Insurance Company USA, a Delaware corporation (formerly known as MetLife Insurance Company of Connecticut) (the "Company"), do hereby appoint Michele H. Abate, Paul G. Cellupica, Andrew L. Gangolf, John M. Richards, Trina Sandoval and John B. Towers (each with the power to act without the others), my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to execute the following Registration Statements which are filed in connection with the merger of MetLife Investors USA Insurance Company, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. with and into the Company and any and all amendments, with power to affix the corporate seal and to attest it, and to file such Registration Statements and amendments, with all exhibits and requirements, under the Securities Act of 1933 and the Investment Company Act of 1940:

Variable Annuity Registration Statements for MetLife Investors USA Separate Account A (File No. 811-03365):

     o    Series VA (offered on and after October 7, 2011)                                               333-__________
     o    Series L - 4 Year (offered between October 7, 2011 and April 28, 2013)                         333-__________
     o    Series S and Series S - L Share Option (offered on and after October 7, 2011)                  333-__________
     o    Series VA - 4 (offered on and after October 7, 2011)                                           333-__________
     o    Series O                                                                                       333-__________
     o    Series L - 4 Year (offered on and after April 29, 2013)                                        333-__________
     o    PrimElite IV                                                                                   333-__________
     o    PrimElite III                                                                                  333-__________
     o    MetLife Simple Solutions/SM/                                                                   333-__________
     o    Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)                       333-__________
     o    Marquis Portfolios (offered on and after April 30, 2012)                                       333-__________
     o    Series XC                                                                                      333-__________
     o    Series VA (offered between March 22, 2001 and October 7, 2011)                                 333-__________
     o    Series L and Series L - 4 Year (offered between November 22, 2004 and October 7, 2011)         333-__________
     o    Series C (offered between September 4, 2001 and October 7, 2011)                               333-__________
     o    Series XTRA                                                                                    333-__________
     o    Series S and Series S -L Share Option (offered between April 30, 2007 and October 7, 2011)     333-__________
     o    MetLife Growth and Income                                                                      333-__________
     o    Group Flexible Payment Variable Annuity (Flexible Bonus/                                       333-__________

            Retirement Companion/Smart Choice)
     o    Group Annuity SF 101                                                                           333-__________
     o    Ultimate Annuity FSL 224                                                                       333-__________
     o    Foresight SF 137                                                                               333-__________
     o    Secur Annuity CLICO 224/ SF 1700                                                               333-__________
     o    Group VA SF 234 (Texas)                                                                        333-__________
     o    Sunshine SF 236 FL                                                                             333-__________
     o    Flexible Value SF 230                                                                          333-__________
     o    Investors Choice Annuity/Capital Strategist Annuity/Imprint Annuity/Strive Annuity             333-__________
     o    Protected Equity Portfolio (PEP)                                                               333-__________
     o    Vintage L and Vintage XC                                                                       333-__________
     o    Series XTRA 6                                                                                  333-__________
     o    Series VA-4 (offered between May 1, 2011 and October 7, 2011)                                  333-__________
     o    Series C (offered on and after October 7, 2011)                                                333-__________
     o    Pioneer PRISM                                                                                  333-__________
     o    Pioneer PRISM L                                                                                333-__________
     o    Pioneer PRISM XC                                                                               333-__________
     o    MetLife Investment Portfolio Architect/SM/ - Standard Version and MetLife Investment
            Portfolio Architect/SM/ - C Share Option                                                     333-__________

Variable Life Registration Statements for MetLife Investors USA Variable Life Account A (File No. 811-21851):

     o    Equity Advantage VUL                                                                           333-__________

Variable Annuity Registration Statements for MetLife Investors Variable Annuity Account One (File No. 811-05200):

     o    Class XC                                                                                       333-__________
     o    Class VA, Class AA, Class B                                                                    333-__________
     o    Class L, Class L - 4 Year                                                                      333-__________
     o    Class A                                                                                        333-__________
     o    Cova Variable Annuity/Firstar Summit VA/Premier Advisor VA/Destiny Select VA/Prevail VA        333-__________
     o    Cova VA SPDA                                                                                   333-__________
     o    Cova Series A                                                                                  333-__________
     o    Navigator-Select VA/Russell-Select VA/Custom-Select VA                                         333-__________
     o    Navigator-Select, Custom-Select, Russell-Select (CA)                                           333-__________
     o    Cova VA/Premier Advisor (CA)                                                                   333-__________
     o    Cova Series A (CA)                                                                             333-__________
     o    Class C                                                                                        333-__________
     o    Class VA (CA), Class AA (CA), Class B (CA)                                                     333-__________
     o    Class XC (CA)                                                                                  333-__________
     o    Class L (CA), Class L - 4 Year (CA)                                                            333-__________

     o    Class A (CA)                                                                                   333-__________
     o    Class C (CA)                                                                                   333-__________

Variable Life Registration Statements for MetLife Investors Variable Life Account One (File No. 811-07971):

     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Insurance Policy             333-__________
     o    Custom Select Flexible Premium Variable Life Insurance Policy                                  333-__________
     o    Modified Single Premium Variable Life Insurance Policy                                         333-__________
     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Policy CA                    333-__________
     o    Custom Select Flexible Premium Variable Life Policy CA                                         333-__________
     o    Modified Single Premium Variable Life Policy CA                                                333-__________

The undersigned grants unto said attorneys and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2014.

/s/ Gene L. Lunman
--------------------------
Gene L. Lunman

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                  Anant Bhalla
               Senior Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anant Bhalla, Senior Vice President and Chief Financial Officer of MetLife Insurance Company USA, a Delaware corporation (formerly known as MetLife Insurance Company of Connecticut) (the "Company"), do hereby appoint Michele H. Abate, Paul G. Cellupica, Andrew L. Gangolf, John M. Richards, Trina Sandoval and John B. Towers (each with the power to act without the others), my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to execute the following Registration Statements which are filed in connection with the merger of MetLife Investors USA Insurance Company, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. with and into the Company and any and all amendments, with power to affix the corporate seal and to attest it, and to file such Registration Statements and amendments, with all exhibits and requirements, under the Securities Act of 1933 and the Investment Company Act of 1940:

Variable Annuity Registration Statements for MetLife Investors USA Separate Account A (File No. 811-03365):

     o    Series VA (offered on and after October 7, 2011)                                               333-__________
     o    Series L - 4 Year (offered between October 7, 2011 and April 28, 2013)                         333-__________
     o    Series S and Series S - L Share Option (offered on and after October 7, 2011)                  333-__________
     o    Series VA - 4 (offered on and after October 7, 2011)                                           333-__________
     o    Series O                                                                                       333-__________
     o    Series L - 4 Year (offered on and after April 29, 2013)                                        333-__________
     o    PrimElite IV                                                                                   333-__________
     o    PrimElite III                                                                                  333-__________
     o    MetLife Simple Solutions/SM/                                                                   333-__________
     o    Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)                       333-__________
     o    Marquis Portfolios (offered on and after April 30, 2012)                                       333-__________
     o    Series XC                                                                                      333-__________
     o    Series VA (offered between March 22, 2001 and October 7, 2011)                                 333-__________
     o    Series L and Series L - 4 Year (offered between November 22, 2004 and October 7, 2011)         333-__________
     o    Series C (offered between September 4, 2001 and October 7, 2011)                               333-__________
     o    Series XTRA                                                                                    333-__________
     o    Series S and Series S -L Share Option (offered between April 30, 2007 and October 7, 2011)     333-__________
     o    MetLife Growth and Income                                                                      333-__________
     o    Group Flexible Payment Variable Annuity (Flexible Bonus/                                       333-__________

            Retirement Companion/Smart Choice)
     o    Group Annuity SF 101                                                                           333-__________
     o    Ultimate Annuity FSL 224                                                                       333-__________
     o    Foresight SF 137                                                                               333-__________
     o    Secur Annuity CLICO 224/ SF 1700                                                               333-__________
     o    Group VA SF 234 (Texas)                                                                        333-__________
     o    Sunshine SF 236 FL                                                                             333-__________
     o    Flexible Value SF 230                                                                          333-__________
     o    Investors Choice Annuity/Capital Strategist Annuity/Imprint Annuity/Strive Annuity             333-__________
     o    Protected Equity Portfolio (PEP)                                                               333-__________
     o    Vintage L and Vintage XC                                                                       333-__________
     o    Series XTRA 6                                                                                  333-__________
     o    Series VA-4 (offered between May 1, 2011 and October 7, 2011)                                  333-__________
     o    Series C (offered on and after October 7, 2011)                                                333-__________
     o    Pioneer PRISM                                                                                  333-__________
     o    Pioneer PRISM L                                                                                333-__________
     o    Pioneer PRISM XC                                                                               333-__________
     o    MetLife Investment Portfolio Architect/SM/ - Standard Version and MetLife Investment
            Portfolio Architect/SM/ - C Share Option                                                     333-__________

Variable Life Registration Statements for MetLife Investors USA Variable Life Account A (File No. 811-21851):

     o    Equity Advantage VUL                                                                           333-__________

Variable Annuity Registration Statements for MetLife Investors Variable Annuity Account One (File No. 811-05200):

     o    Class XC                                                                                       333-__________
     o    Class VA, Class AA, Class B                                                                    333-__________
     o    Class L, Class L - 4 Year                                                                      333-__________
     o    Class A                                                                                        333-__________
     o    Cova Variable Annuity/Firstar Summit VA/Premier Advisor VA/Destiny Select VA/Prevail VA        333-__________
     o    Cova VA SPDA                                                                                   333-__________
     o    Cova Series A                                                                                  333-__________
     o    Navigator-Select VA/Russell-Select VA/Custom-Select VA                                         333-__________
     o    Navigator-Select, Custom-Select, Russell-Select (CA)                                           333-__________
     o    Cova VA/Premier Advisor (CA)                                                                   333-__________
     o    Cova Series A (CA)                                                                             333-__________
     o    Class C                                                                                        333-__________
     o    Class VA (CA), Class AA (CA), Class B (CA)                                                     333-__________
     o    Class XC (CA)                                                                                  333-__________
     o    Class L (CA), Class L - 4 Year (CA)                                                            333-__________

     o    Class A (CA)                                                                                   333-__________
     o    Class C (CA)                                                                                   333-__________

Variable Life Registration Statements for MetLife Investors Variable Life Account One (File No. 811-07971):

     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Insurance Policy             333-__________
     o    Custom Select Flexible Premium Variable Life Insurance Policy                                  333-__________
     o    Modified Single Premium Variable Life Insurance Policy                                         333-__________
     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Policy CA                    333-__________
     o    Custom Select Flexible Premium Variable Life Policy CA                                         333-__________
     o    Modified Single Premium Variable Life Policy CA                                                333-__________

The undersigned grants unto said attorneys and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2014.

/s/ Anant Bhalla
--------------------------
Anant Bhalla

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company USA, a Delaware corporation (formerly known as MetLife Insurance Company of Connecticut) (the "Company"), do hereby appoint Michele H. Abate, Paul G. Cellupica, Andrew L. Gangolf, John M. Richards, Trina Sandoval and John B. Towers (each with the power to act without the others), my true and lawful attorney-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities, to execute the following Registration Statements which are filed in connection with the merger of MetLife Investors USA Insurance Company, MetLife Investors Insurance Company and Exeter Reassurance Company, Ltd. with and into the Company and any and all amendments, with power to affix the corporate seal and to attest it, and to file such Registration Statements and amendments, with all exhibits and requirements, under the Securities Act of 1933 and the Investment Company Act of 1940:

Variable Annuity Registration Statements for MetLife Investors USA Separate Account A (File No. 811-03365):

     o    Series VA (offered on and after October 7, 2011)                                               333-__________
     o    Series L - 4 Year (offered between October 7, 2011 and April 28, 2013)                         333-__________
     o    Series S and Series S - L Share Option (offered on and after October 7, 2011)                  333-__________
     o    Series VA - 4 (offered on and after October 7, 2011)                                           333-__________
     o    Series O                                                                                       333-__________
     o    Series L - 4 Year (offered on and after April 29, 2013)                                        333-__________
     o    PrimElite IV                                                                                   333-__________
     o    PrimElite III                                                                                  333-__________
     o    MetLife Simple Solutions/SM/                                                                   333-__________
     o    Marquis Portfolios (offered between November 7, 2005 and April 30, 2012)                       333-__________
     o    Marquis Portfolios (offered on and after April 30, 2012)                                       333-__________
     o    Series XC                                                                                      333-__________
     o    Series VA (offered between March 22, 2001 and October 7, 2011)                                 333-__________
     o    Series L and Series L - 4 Year (offered between November 22, 2004 and October 7, 2011)         333-__________
     o    Series C (offered between September 4, 2001 and October 7, 2011)                               333-__________
     o    Series XTRA                                                                                    333-__________
     o    Series S and Series S -L Share Option (offered between April 30, 2007 and October 7, 2011)     333-__________
     o    MetLife Growth and Income                                                                      333-__________
     o    Group Flexible Payment Variable Annuity (Flexible Bonus/                                       333-__________

            Retirement Companion/Smart Choice)
     o    Group Annuity SF 101                                                                           333-__________
     o    Ultimate Annuity FSL 224                                                                       333-__________
     o    Foresight SF 137                                                                               333-__________
     o    Secur Annuity CLICO 224/ SF 1700                                                               333-__________
     o    Group VA SF 234 (Texas)                                                                        333-__________
     o    Sunshine SF 236 FL                                                                             333-__________
     o    Flexible Value SF 230                                                                          333-__________
     o    Investors Choice Annuity/Capital Strategist Annuity/Imprint Annuity/Strive Annuity             333-__________
     o    Protected Equity Portfolio (PEP)                                                               333-__________
     o    Vintage L and Vintage XC                                                                       333-__________
     o    Series XTRA 6                                                                                  333-__________
     o    Series VA-4 (offered between May 1, 2011 and October 7, 2011)                                  333-__________
     o    Series C (offered on and after October 7, 2011)                                                333-__________
     o    Pioneer PRISM                                                                                  333-__________
     o    Pioneer PRISM L                                                                                333-__________
     o    Pioneer PRISM XC                                                                               333-__________
     o    MetLife Investment Portfolio Architect/SM/ - Standard Version and MetLife Investment
            Portfolio Architect/SM/ - C Share Option                                                     333-__________

Variable Life Registration Statements for MetLife Investors USA Variable Life Account A (File No. 811-21851):

     o    Equity Advantage VUL                                                                           333-__________

Variable Annuity Registration Statements for MetLife Investors Variable Annuity Account One (File No. 811-05200):

     o    Class XC                                                                                       333-__________
     o    Class VA, Class AA, Class B                                                                    333-__________
     o    Class L, Class L - 4 Year                                                                      333-__________
     o    Class A                                                                                        333-__________
     o    Cova Variable Annuity/Firstar Summit VA/Premier Advisor VA/Destiny Select VA/Prevail VA        333-__________
     o    Cova VA SPDA                                                                                   333-__________
     o    Cova Series A                                                                                  333-__________
     o    Navigator-Select VA/Russell-Select VA/Custom-Select VA                                         333-__________
     o    Navigator-Select, Custom-Select, Russell-Select (CA)                                           333-__________
     o    Cova VA/Premier Advisor (CA)                                                                   333-__________
     o    Cova Series A (CA)                                                                             333-__________
     o    Class C                                                                                        333-__________
     o    Class VA (CA), Class AA (CA), Class B (CA)                                                     333-__________
     o    Class XC (CA)                                                                                  333-__________
     o    Class L (CA), Class L - 4 Year (CA)                                                            333-__________

     o    Class A (CA)                                                                                   333-__________
     o    Class C (CA)                                                                                   333-__________

Variable Life Registration Statements for MetLife Investors Variable Life Account One (File No. 811-07971):

     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Insurance Policy             333-__________
     o    Custom Select Flexible Premium Variable Life Insurance Policy                                  333-__________
     o    Modified Single Premium Variable Life Insurance Policy                                         333-__________
     o    Class VL Flexible Premium Variable Life and Joint & Last Survivor Policy CA                    333-__________
     o    Custom Select Flexible Premium Variable Life Policy CA                                         333-__________
     o    Modified Single Premium Variable Life Policy CA                                                333-__________

The undersigned grants unto said attorneys and each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 14th day of November, 2014.

/s/ Peter M. Carlson
--------------------------
Peter M. Carlson